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                                 FORM 8-K/A

                      SECURITIES AND EXCHANBE COMMISSION

                           WASHINGTON, D.C. 20549

                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                    6/13/01


                        Commission File Number 00030074
                                   --------

                               APO HEALTH, INC.
                              ------------------
            (Exact name of registrant as specified in its charter)

                Nevada                              86-0871787
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    (State or other jurisdiction of      (IRS Employer Identification No.)
     incorporation or organization)

                3590 Oceanside Road, Oceanside, New York 11575
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                   (Address of principal executive offices)

                               (800) 365-2839
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                       (Registrant's telephone number)

                       InternetFinancialCorp.com, Inc.
                        1055 W. Hastings St., Ste 900
                     Vancouver, British Columbia, Canada
                        Former fiscal year: April 30
             (Former name, former address and former fiscal year,
                        if changed since last report)


                               (516) 763-5631
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                 (Registrant's facsimile, including area code)



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                               ITEMS REPORTED

ITEM 4.

In our 8-K filed on June 29, 2001 we disclosed our Company's engagement of new independent auditors, Malone & Bailey, PLLC, located at 5444 Westheimer Rd. Ste. 2080, Houston, Texas 77056. Our consolidated balance sheet as of September 30, 2000, was audited by Malone & Bailey, PLLC.

Previously, the auditor of Interfinancialcorp.com (the Company's prior corporate name) was Michael L. Stuck, CPA PC, located in Scottsdale, Arizona. That auditor reported on the financial statements of Internationalfinancial.com, Inc. as of, and for, the two years ended April 30, 2001 and 2000. Mr. Stuck's reports on the financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and Mr. Stuck with respect to any matter of accounting principals or audit scope.

Prior to Mr. Stuck's engagement, the Company's independent auditors were Linder & Linder Certified Public Accountants, Dix Hills, New York. Linder & Linder CPAs audited our consolidated balance sheet as of September 20, 1999, and also audited previous consolidated balance sheets for Xetal, Inc.(our former parent company) and Subsidiaries as of September 30, 1997 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended September 30, 1997 and 1996. Linder & Linder's reports on the financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and Linder & Linder with respect to any matter of accounting principals or audit scope.

On October 2, 2001, the Board of Directors of the Company voted to substitute Linder & Linder CPAs (our former independent auditors) for Malone & Bailey, PLLC. The Chairman of the Board advised that the geographic proximity of Linder & Linder would better serve the Company, and the Board thereafter voted in favor of the substitution. There were no unresolved issues or disputes between the Company and Malone & Bailey, PLLC prior to this Board resolution, Michael L. Stuck, CPA PC and Malone & Bailey, PLLC have reviewed this 8-K disclosure, and has no disagreements with it.

Prior to its re-engagement, Linder & Linder CPAs was not consulted by the company with respect to any matter, other than the Company's request for a billing proposal for audited financial statements at the fiscal year end.


ITEM 5.

OTHER INFORMATION

N/A



                                 SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    APO Health, Inc.
                                     (Registrant)


DATE:     10/22/01                  By:   /s/  Jan Stahl
                                        ----------------------------
                                         Jan Stahl, President


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Exhibit Index

  16.1*     Board Resolution
 16.2      Former Accountant's response letter (Michael L. Stuck, CPA PC)
 16.3      Former Accountant's response letter (Malone & Bailey PLLC)




*Previously filed on Form 8-K, October 2, 2001